SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                      DECEMBER 26, 1996 (DECEMBER 13,1996)



                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                0-13941                   95-3525565
        (Commission File Number)(IRS Employer Identification No.)


          16215 ALTON PARKWAY
           IRVINE, CALIFORNIA               92718
(Address of principal executive offices)  (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




ITEM 5.  OTHER EVENTS
On December 13, 1996, AST Research, Inc. (the "Company") signed a Second Additional Support Agreement with Samsung Electronics Co. Ltd. ("Samsung") to provide certain additional financial support to the Company as consideration for shares of non-voting preferred stock. The additional financial support includes a guaranty of a $100 million bank line of credit starting December 13, 1996, and a guaranty of an additional $100 million bank line of credit starting April 1, 1997, both extending through December 31, 1998. The additional financial support is in addition to the existing Samsung guaranty of a $200 million credit facility, provided pursuant to an Additional Support Agreement between the Company and Samsung, dated December 21, 1995. The Second Additional Support Agreement also includes a one-year extension of the guaranty provided under the Additional Support Agreement, which results in all guarantees expiring on December 31, 1998.

As consideration for the support, the Company issued Samsung 500,000 shares of non-voting preferred stock. The shares are not subject of mandatory redemption, but each share is redeemable at the Company's option for cash of $100.75 or
13.11 shares of the Company's common stock, beginning in 1999. The preferred shares carry a quarterly cumulative dividend, beginning in 1999, at the annual rate of $4.72 per share, with annual increases to the rate of $7.96 per share in the year 2004 and thereafter.

On December 18, 1996 the Company completed the establishment of bank credit lines totaling $100 million with three banks, which represents the initial $100 million bank credit line that is guaranteed by the Second Additional Support Agreement. In addition, on December 24, 1996, the Company announced that it renewed its present $200 million credit line with a consortium of nine banks. The result is current credit facilities that provide, in the aggregate, $300 million in credit to the Company that is guaranteed by Samsung. The Company further announced that Samsung has exercised its option to purchase a first group of intellectual properties pursuant to the Intellectual Property Assignment Agreement dated June 27, 1996 for a payment of $10 million. The payment is due from Samsung to the Company 45 days from the effective date of the agreement, which is December 17, 1996.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description

99.1      Press release issued by the Registrant on December 16, 1996,
announcing                                                  the Second
Additional Support Agreement, extension of the Additional Support     Agreement,
and the negotiation of a $100 million line of credit that is part of the Second Additional Support Agreement.

99.2 Second Additional Support Agreement between AST Research Inc., and Samsung Electronics Co., Ltd. dated December 13, 1996.

99.3 Revolving line of credit agreement dated December 12, 1996 between AST Research and ABN AMRO Bank, N.V.

99.4 Revolving line of credit agreement dated December 13, 1996 between AST Research and Bank of America NT&SA.

99.5 Revolving line of credit agreement dated December 13, 1996 between AST Research and Societe General.

99.6 Second Amendment to Credit Agreement dated December 13, 1996 among AST Research, Inc., Bank of America NT & SA as agent and the other financial institutions party hereto.

99.7 Press release issued by the Registrant on December 19, 1996, announcing the renewal of the Company's existing $200 million credit line and Samsung's exercise of its option to purchase intellectual properties.

99.8 First Intellectual Property Option Exercise dated December 17, 1996 between AST Research and Samsung Electronics Company Limited.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)




                              By
                                Won S. Yang
                                Senior Vice President
                                and Chief Financial Officer (Acting)


Date:     December 26, 1996


ITEM 5.  OTHER EVENTS
On December 13, 1996, AST Research, Inc. (the "Company") signed a Second Additional Support Agreement with Samsung Electronics Co. Ltd. ("Samsung") to provide certain additional financial support to the Company as consideration for shares of non-voting preferred stock. The additional financial support includes a guaranty of a $100 million bank line of credit starting December 13, 1996, and a guaranty of an additional $100 million bank line of credit starting April 1, 1997, both extending through December 31, 1998. The additional financial support is in addition to the existing Samsung guaranty of a $200 million credit facility, provided pursuant to an Additional Support Agreement between the Company and Samsung, dated December 21, 1995. The Second Additional Support Agreement also includes a one-year extension of the guaranty provided under the Additional Support Agreement, which results in all guarantees expiring on December 31, 1998.

As consideration for the support, the Company issued Samsung 500,000 shares of non-voting preferred stock. The shares are not subject of mandatory redemption, but each share is redeemable at the Company's option for cash of $100.75 or
13.11 shares of the Company's common stock, beginning in 1999. The preferred shares carry a quarterly cumulative dividend, beginning in 1999, at the annual rate of $4.72 per share, with annual increases to the rate of $7.96 per share in the year 2004 and thereafter.

On December 18, 1996 the Company completed the establishment of bank credit lines totaling $100 million with three banks, which represents the initial $100 million bank credit line that is guaranteed by the Second Additional Support Agreement. In addition, on December 24, 1996, the Company announced that it renewed its present $200 million credit line with a consortium of nine banks. The result is current credit facilities that provide, in the aggregate, $300 million in credit to the Company that is guaranteed by Samsung. The Company further announced that Samsung has exercised its option to purchase a first group of intellectual properties pursuant to the Intellectual Property Assignment Agreement dated June 27, 1996 for a payment of $10 million. The payment is due from Samsung to the Company 45 days from the effective date of the agreement, which is December 17, 1996.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description

99.1 Press release issued by the Registrant on December 16, 1996, announcing the Second Additional Support Agreement, extension of the Additional Support Agreement, and the negotiation of a $100 million line of credit that is part of the Second Additional Support Agreement.

99.2 Second Additional Support Agreement between AST Research Inc., and Samsung Electronics Co., Ltd. dated December 13, 1996.

99.3 Revolving line of credit agreement dated December 12, 1996 between AST Research and ABN AMRO Bank, N.V.

99.4 Revolving line of credit agreement dated December 13, 1996 between AST Research and Bank of America NT&SA.

99.5 Revolving line of credit agreement dated December 13, 1996 between AST Research and Societe General.

99.6 Second Amendment to Credit Agreement dated December 13, 1996 among AST Research, Inc., Bank of America NT & SA as agent and the other financial institutions party hereto.

99.7 Press release issued by the Registrant on December 19, 1996, announcing the renewal of the Company's existing $200 million credit line and Samsung's exercise of its option to purchase intellectual properties.

99.8 First Intellectual Property Option Exercise dated December 17, 1996 between AST Research and Samsung Electronics Company Limited.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)



                              By /s/ WON S. YANG
                                 Won S. Yang
                                 Senior Vice President
                                and Chief Financial Officer (Acting)


Date:     December 26, 1996